Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunnova Energy Corporation (the “Originator”) Sunnova SOL IX Depositor, LLC (the “Depositor”) 20 East Greenway Plaza #540 Houston, Texas 77046	31 January 2025

Re:    Sunnova Sol IX Issuer, LLC (the “Issuer”)
    Solar Asset Backed Notes, Series 2025-P1 (the “Notes”)
    Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Originator, Depositor and Atlas SP Securities, a division of Apollo Global Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Solar Assets”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositor, provided us with:
a.Electronic data files (together, the “Provided Data Files”):
i.Labeled “2025-1 Collateral Data Tape_2024.10.31_External v1 (EY).xlsb” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Originator, on behalf of the Depositor, indicated contains information as of 31 October 2024 (the “Preliminary Cut-Off Date”) relating to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Solar Assets”) that are expected to be representative of the Solar Assets and

a. (continued)

ii.Labeled “2025-1 Collateral Data Tape_2024.12.31_External v2 (EY).xlsb” and the corresponding record layout and decode information, as applicable
(the “Data File”), that the Originator, on behalf of the Depositor, indicated contains information as of 31 December 2024 (the “Statistical Cut-Off Date”) on the Solar Assets,
b.Imaged copies of the following items (collectively, the “Source Documents”):
i.The customer lease agreement, power purchase agreement, prepaid benefits agreement, amendment and/or change order thereto or other related documents (collectively and as applicable, the ”Agreement”),
ii.The work order, amendment and/or change order thereto (collectively and as applicable, the ”Work Order”) and
iii.Certain printed screen shots from the Originator’s servicing systems (the “Servicing System Screenshots”), that the Originator, on behalf of the Depositor, indicated relate to each Sample Solar Asset (as defined in Attachment A),
c.A file labeled “3.1.2.4 2025-1 Supplemental Sample Query_10.31.2024 v1 1.xlsb” and the corresponding record layout and decode information, as applicable (the “Supplemental Sample Query”), that the Originator, on behalf of the Depositor, indicated was extracted from a servicing system and contains information as of the Preliminary Cut-Off Date relating to certain Sample Solar Assets,
d.Certain files labeled “2025-1 Incentives Sample_12.31.2024_v1.xlsb” and the corresponding record layout and decode information, as applicable (collectively, the “Incentives Sample Query,” together with the Source Documents and Supplemental Sample Query, the “Sources”), that the Originator, on behalf of the Depositor, indicated was extracted from a servicing system and contain information as of the Preliminary Cut-Off Date relating to certain Sample Solar Assets,
e.The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
f.Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A are limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedures listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Originator, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Solar Assets or Solar Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report was not performed for the purpose of:
a.Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.Making any findings with respect to:
i.Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.The value of the collateral securing the Solar Assets,
iii.Whether the originator(s) of the Solar Assets complied with federal, state or local laws or regulations or
iv.Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

31 January 2025

Attachment A

Procedures performed and our associated findings

1.As instructed by the Originator, on behalf of the Depositor, we randomly selected a sample of 300 Preliminary Solar Assets from the Preliminary Data File (the “Sample Solar Assets”). For the purpose of this procedure, the Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Solar Assets or the methodology they instructed us to use to select the Sample Solar Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the 300 Sample Solar Assets are referred to as Sample Solar Asset Numbers 1 through 300.

2.For each Sample Solar Asset, as applicable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Originator, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

3.For each solar asset included on the Preliminary Data File and the Data File, we compared the System ID, as shown on the Preliminary Data File, to the corresponding System ID, as shown on the Data File, and noted that:
a.All of the Solar Assets included on the Data File were included on the Preliminary Data File,
b.Two of the Preliminary Solar Assets included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Solar Assets”) and
c.None of the Removed Preliminary Solar Assets were Sample Solar Assets.

Attachment A

4.For the 300 Sample Solar Assets included on the Data File, we compared the Sample Characteristics (subject to the instruction(s) provided by the Originator, on behalf of the Depositor, described in the succeeding paragraph(s) of this Item), all as shown on the Preliminary Data File, to the corresponding information on the Data File. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was found to be in agreement.

For the purpose of this procedure, the Originator, on behalf of the Depositor, instructed us to:
a.Not compare the year 1 monthly payment, number of payments made (months), remaining contract term (months) and year 1 performance production (kWh) Sample Characteristics due to the passage of time between the Preliminary Cut-Off Date and Statistical Cut-Off Date,
b.Ignore differences that appear to be due to abbreviations, truncations or spelling errors.

For the purpose of this procedure, the Originator, on behalf of the Depositor, instructed us not to compare the first payment date, last payment date or in-Service date Sample Characteristics for each Sample Solar Asset if the corresponding value is “N/A,” “—“ or “0,” as shown on the Data File for such Sample Solar Asset.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instruction(s) provided by the Originator, on behalf of the Depositor, described above.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)
System ID	System ID	Agreement and Supplemental Sample Query	i.
Installation state	State	Agreement
Contract type	Contract Type	Agreement	ii.
Original term (months)	Contract Term (Months)	Agreement
Year 1 monthly payment	Monthly Payment ($)	Agreement or Servicing System Screenshots	iii.
Year 1 solar rate	Solar Rate ($/kWh)	Agreement	iv.
Annual escalator	Annual Contract Escalator (%)	(a)Agreement or (b)Agreement and recalculation	v., vi.
Year 1 guaranteed production (kWh)	Guaranteed Production (kWh)	Agreement or Supplemental Sample Query	vi., vii., viii.
Partner account	Channel Partner	Agreement or Supplemental Sample Query	viii., ix.
First payment date	First Payment Date	Supplemental Sample Query	vi.
Last payment date	Maturity Date	Agreement, Supplemental Sample Query and recalculation	vi., x.
Number of payments made (months)	Number of Payments Made	Supplemental Sample Query and recalculation	vi., xi.
Remaining contract term (months)	Remaining Term (months)	Agreement and recalculation	xii.
Battery manufacturer	Battery Manufacturer	Agreement	ix., xiii.
Total battery capacity (kWh)	Total Battery Capacity (kWh)	Supplemental Sample Query	xiii.
System size (kW DC)	System Size (kW)	Work Order or Supplemental Sample Query	viii.
Utility name	Utility	Work Order or Supplemental Sample Query	viii., ix.
Panel manufacturer	Panel manufacturer	Work Order or Supplemental Sample Query	viii., ix.

Exhibit 1 to Attachment A

Inverter manufacturer	Inverter manufacturer	Work Order or Supplemental Sample Query	viii., ix.
SMART eligibility	SMART Eligibility	Incentives Sample Query	xiv.
TREC eligibility	TREC Eligibility	Incentives Sample Query	vix.
Year 1 performance production (kWh)	Expected Year 1 Production (kWh)	Supplemental Sample Query
FICO score	FICO	Supplemental Sample Query	vi.
In-Service date	In-Service Date	Supplemental Sample Query	vi.
Inverter type	Inverter Type	Supplemental Sample Query
Payment type (ACH)	Payment Type	Supplemental Sample Query
CT PBI rate	CT PBI Rate	Incentives Sample Query	vi.
CT PBI term (months)	CT PBI Term (Months)	Incentives Sample Query	vi.
Billing type	Billing Type	Agreement	xv.

Exhibit 1 to Attachment A

Notes:

i.For identification purposes only.

ii.For the purpose of comparing the contract type Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement if the contract type value, as shown on the Preliminary Data File, agreed with the corresponding contract type value, as shown in the Agreement, in accordance with the decode table shown below, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note:

Preliminary Data File Value	Agreement Value
Lease
Lease, Sunnova Easy Save, Easy PlanTM Equipment Lease, Sunnova Home Solar Service Easy PlanTM Equipment Lease, Sunnova Home Solar Service, Solar Benefits Agreement, LeasePlus New Home Solar Plan, Servicio Residencial Solar de Sunnova Easy Plan™ Arrendamiento del Equipo, LeasePlus or LeasePlus Solar Program

Lease Storage
SunSafeTM Easy Save, Sunnova SunSafeTM Easy Save, SunSafeTM Lease, Sunnova SunSafe® Servicio de Energía Solar + Baterías de Almacenamiento, Sunnova SunSafe® Servicio de Energía Solar + Baterías de Almacenamiento Easy Plan™ Arrendamiento del, or Sunnova SunSafeTM Solar + Battery Storage Service

PPA
PPA, Easy PlanTM Power Purchase Agreement (PPA) Variable Billing, Sunnova Easy Save Monthly, Easy PlanTM PPA Variable Billing or Easy Plan™ Acuerdo de Compra de Energía (PPA en Inglés) Facturación Variable

PPA-EZ	Plan EZ Pay PPA, EZ Pay PPA Plan, Easy PlanTM PPA Balanced Billing, Easy PlanTM Compra de Energía (PPA en Inglés) Facturación Fija, Acurerdo de or Sunnova Easy Save Simple

For the purpose of comparing the contract type Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences that appeared to be due to abbreviations, truncations or spelling errors.

Exhibit 1 to Attachment A

Notes: (continued)

iii.For the purpose of comparing the year 1 monthly payment Sample Characteristic for each Sample Solar Asset (except for Sample PPA Solar Assets (as defined below) and Sample Solar Asset Numbers 3, 133, 146, 165, 169 and 188), the Originator, on behalf of the Depositor, instructed us to use the year 1 monthly payment if paid by ACH, as shown in the Agreement.

For the purpose of comparing the year 1 monthly payment Sample Characteristic for Sample Solar Asset Numbers 3, 133, 146, 165, 169 and 188, the Originator, on behalf of the Depositor, instructed us to use Servicing System Screenshots as the Source Document.

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 monthly payment Sample Characteristic for Sample Solar Assets with a contract type of “PPA,” “PPA-EZ” or “Variable PPA,” as shown on the Preliminary Data File (each, a “Sample PPA Solar Asset”).

iv.For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample PPA Solar Asset (except for the Sample Solar Assets described in the succeeding paragraph(s) of this note), the Originator, on behalf of the Depositor, instructed us to use the first year solar rate if paid by ACH, as shown in the Agreement (and in accordance with the instructions described in the succeeding paragraph(s) of this note).

For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample PPA Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less (and in accordance with any other applicable note(s)).

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 solar rate Sample Characteristic for Sample Solar Assets with a contract type of “Variable PPA,” “Lease” or “Lease Storage,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

Notes: (continued)

v.For the purpose of comparing the annual escalator Sample Characteristic for each Sample Solar Asset by:
a.Use the Agreement as the Source for each Sample PPA Solar Asset and Sample Solar Asset Numbers 3, 7, 11, 21, 31,106 and 146 or
b.Recalculate the annual escalator for each Sample Solar Asset with a contract type of “Lease” or “Lease Storage,” as shown on the Preliminary Data File (each, a “Sample Lease Solar Asset”) by:
(1)Subtracting the:
(i)Year 1 monthly payment if paid by ACH from
(ii)Year 2 monthly payment if paid by ACH,
both as shown in the Agreement,
(2)Dividing the result obtained above by the year 1 monthly payment if paid by ACH, as shown in the Agreement,
(3)Multiplying the result obtained above by 100 and
(4)Rounding the result obtained above to the first decimal place (XX.X)
and in accordance with the instructions described in the succeeding paragraph(s) of this note.

vi.The Originator, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for Sample Solar Assets with a corresponding value of “NA,” “—” or “0,” as shown for such Sample Characteristic on the Preliminary Data File.

vii.For the purpose of comparing the year 1 guaranteed production (kWh) Sample Characteristic for each Sample Lease Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- 1.00 kWh or less (and in accordance with any other applicable note(s)).

viii.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to use the Supplemental Sample Query as the Source if the information, as shown in the Agreement or Work Order, as applicable, is different than the corresponding information, as shown on the Preliminary Data File (and in accordance with any other applicable note(s)).

ix.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviations, truncations or spelling errors (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

x.For the purpose of comparing the last payment date Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the last payment date by adding the:
a.Number of months represented by the result of subtracting:
(1)One from the
(2)The original term (months), as shown in the Agreement,
to
b.First payment date, as shown on the Supplemental Sample Query
(and in accordance with any other applicable note(s)).

xi.For the purpose of comparing the number of payments made (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the number of payments made (months) by:
a.Calculating the difference in days using the YEARFRAC function (assuming an “actual/actual” day count basis) in Microsoft Excel between:
(1)The earlier of the:
(i)End of the month prior to the first payment date, as shown on the Supplemental Sample Query, and
(ii)Preliminary Cut-Off Date and
(2)Preliminary Cut-Off Date,
b.Multiplying the result obtained above by 12 and
c.Rounding the result obtained above to the nearest integer.
(and in accordance with any other applicable note(s)).

xii.For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by subtracting the:
a.Number of payments made, as shown on the Preliminary Data File, from
b.Original term (months), as shown in the Agreement.

xiii.The Originator, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for Sample Solar Assets with a contract type of “Lease,” “PPA,” “PPA-EZ” or “Variable PPA,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

Notes: (continued)

xiv.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement with a:
a.Value of “1,” as shown on the Preliminary Data File, if the corresponding Sample Solar Asset was included on the Incentives Sample Query and
b.Value of “-,” as shown on the Preliminary Data File, if the corresponding Sample Solar Asset was not included on the Incentives Sample Query.

xv.For the purpose of comparing the billing type Sample Characteristic for each Sample Lease Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement with a billing type value of “fixed,” as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A
Sample Characteristic Differences

Sample Solar Asset Number	Sample Characteristic	Preliminary Data File Value	Source(s) Value

6	Billing type	Fixed	Variable

55	Billing type	Fixed	Variable

128	Billing type	Fixed	Variable

141	Billing type	Fixed	Variable

183	Billing type	Fixed	Variable

225	Billing type	Fixed	Variable

291	Billing type	Fixed	Variable

Exhibit 3 to Attachment A

Sample Characteristic Differences
Between the Preliminary Data File and Data File

Sample Solar Asset Number	Sample Characteristic	Preliminary Data File Value	Data File Value

6	Billing type	Fixed	Variable

20	Payment type (ACH)	Non ACH Payment Method	ACH Payment Method

55	Billing type	Fixed	Variable

128	Billing type	Fixed	Variable

141	Billing type	Fixed	Variable

141	Payment type (ACH)	Non ACH Payment Method	ACH Payment Method

183	Billing type	Fixed	Variable

200	Payment type (ACH)	Non ACH Payment Method	ACH Payment Method

225	Billing type	Fixed	Variable

291	Billing type	Fixed	Variable